SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[X]           Preliminary Information Statement

[  ]           Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[  ]           Definitive Information Statement

JNL Series Trust
(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]           No fee required.

[  ]           Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)           Title of each class of securities to which transaction applies:
(2)           Aggregate number of securities to which transaction applies:
(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4)   Proposed maximum aggregate value of transaction:
(5)   Total fee paid:

[  ]           Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)           Amount Previously Paid:
(2)           Form, Schedule or Registration Statement No.:
(3)           Filing Party:
(4)           Date Filed:

Dear Variable Annuity and Variable Life Contract Owners:

Although you are not a shareholder of JNL Series Trust (“Trust”), your purchase payments and the earnings on such purchase payments under your variable contracts (“Variable Contracts”) issued by Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) are invested in sub-accounts of separate accounts established by Jackson or Jackson NY that, in turn, are invested in shares of one or more of the series of the Trust. References to shareholders in the enclosed information statement for the Trust (“Information Statement”) may be read to include you as an owner of a Variable Contract.

On November 21-22, 2011, the Board of Trustees of the Trust voted to replace Eagle Asset Management, Inc. (“Eagle”) with Dimensional Fund Advisors LP (“DFA”) as sub-adviser for the JNL/Eagle Core Equity Fund of the Trust effective April 30, 2012.  Enclosed please find the Trust’s Information Statement regarding this change in sub-adviser for the following fund:

Prior Fund Name	New Fund Name
JNL/Eagle Core Equity Fund	JNL/DFA U.S. Core Equity Fund

The Information Statement is furnished on behalf of the Board of Trustees (“Trustees” or “Board”) of the Trust, a Massachusetts business trust, to shareholders of JNL/Eagle Core Equity Fund, a series of the Trust, located at 1 Corporate Way, Lansing, Michigan 48951.

On December 22, 2011, the Trust filed an amendment to the registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, for the Trust (File No. 33-87244) to reflect the changes discussed in this information statement.  These fund changes will not be effective until the U.S. Securities and Exchange Commission (“SEC”) has approved the changes contained in the amendment to the registration statement.

PLEASE NOTE THAT WE ARE NOT ASKING YOU FOR VOTING INSTRUCTIONS AND YOU ARE REQUESTED NOT TO SEND US VOTING INSTRUCTIONS.

If you have any questions regarding any of the changes described in the Information Statement, please call one of the following numbers on any business day: 1-800-873-5654 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), by writing JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814 or by visiting www.jackson.com.

Sincerely,

/s/ Mark D. Nerud

Mark D. Nerud
President, Chief Executive Officer and Trustee
JNL Series Trust

Information Statement To Shareholders Regarding:

JNL Series Trust

JNL/Eagle Core Equity Fund

March 27, 2012

Table of Contents

Information Statement
Page

I.	Introduction	1

II.	Investment Sub-Advisory Agreement with DFA

III.	Description and Control of DFA

IV.	Other Investment Companies Advised by DFA

V.	Evaluation by the Board of Trustees

VI.	Additional Information

VII.	Other Matters

Exhibit A	Investment Sub-Advisory Agreement and Amendments Between Jackson National Asset Management, LLC and Dimensional Fund Advisors LP	A-1

Exhibit B	Comparison of the JNL/Eagle Core Equity Fund and the JNL/DFA U.S. Core Equity Fund	B-1

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.           INTRODUCTION

JNL Series Trust (“Trust”), a Massachusetts business trust, is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (“1940 Act”).  The Trust currently offers shares in 84 series (“Funds” and each a “Fund”).

As investment adviser to the Trust, Jackson National Asset Management, LLC (“JNAM” or “Adviser”) selects, contracts with, compensates and monitors investment sub-advisers (“Sub-Advisers”) to manage the investment and reinvestment of the assets of most of the Funds.  In addition, JNAM monitors the compliance of the Sub-Advisers with the investment objectives and related policies of those Funds, and reviews the performance of the Sub-Advisers and reports on such performance to the Board of Trustees of the Trust (“Board”).  Jackson National Life Distributors LLC (“JNLD”), an affiliate of the Trust and the Adviser, is the principal underwriter for the Trust.  JNAM is a wholly owned subsidiary of Jackson National Life Insurance Company (“Jackson”), which, in turn, is wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

The President and Chief Executive Officer of JNAM is Mark D. Nerud.  The members of the Board of Managers of JNAM are Leandra Knes, Thomas J. Meyer, Lisa C. Drake, and Kenneth Stewart.  The address and principal occupation of each Manager, respectively, is outlined in the table below.

Manager	Address	Principal Occupation
Leandra Knes	225 West Wacker Drive Chicago, Illinois 60606	President and Chief Executive Officer of PPM America, Inc., an affiliate of Jackson
Thomas J. Meyer	1 Corporate Way Lansing, Michigan 48951	Senior Vice President, General Counsel, and Secretary of Jackson
Lisa C. Drake	1 Corporate Way Lansing, Michigan 48951	Senior Vice President and Chief Actuary of Jackson
Kenneth Stewart	1 Corporate Way Lansing, Michigan 48951	Senior Vice President of Jackson

The Investment Advisory Agreement between JNAM and the Trust was last submitted for shareholder vote on October 26, 2000.

On November 21-22, 2011, the Board, including all Trustees who are not “interested persons” (as defined by the 1940 Act) of any party to the “Sub-Advisory Agreement” (“Independent Trustees”), approved an Investment Sub-Advisory Agreement between JNAM and Dimensional Fund Advisors LP (“DFA”).  On April 30, 2012, DFA will succeed Eagle Asset Management, Inc. (“Eagle”) as Sub-Adviser to the JNL/Eagle Core Equity Fund (“Fund”).

The purpose of this Information Statement is to provide you with information about the Investment Sub-Advisory Agreement between JNAM and DFA, the investment Sub-Adviser for the JNL/DFA U.S. Core Equity Fund, and certain events and transactions that caused the removal of Eagle as Sub-Adviser to the Fund, effective April 30, 2012.  This Information Statement is provided in lieu of a proxy statement, pursuant to the terms of an exemptive order (“Order”) that the Trust and JNAM received from the U.S. Securities and Exchange Commission (“SEC”).

The Order permits JNAM to enter into sub-advisory agreements appointing Sub-Advisers that are not affiliates of JNAM (other than by reason of serving as a Sub-Adviser to a Fund) without approval by the shareholders of the relevant Fund.  The Trust, therefore, is able to change Sub-Advisers from time to time without the expense and delays associated with obtaining shareholder approval.  However, a condition of this Order is that notice and certain information be sent to shareholders informing them of changes in Sub-Advisers, pursuant to the Order.

As of April 30, 2012, Eagle will cease to be the Sub-Adviser to the JNL/Eagle Core Equity Fund.  Eagle is located at 880 Carillon Parkway, St. Petersburg, Florida 33716.  DFA is currently organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation.

Therefore, this Information Statement is being provided to the shareholders invested in the Fund.  It will be mailed on or about March 27, 2012.

II.           Investment Sub-Advisory Agreement With DFA

Eagle is the Sub-Adviser to the JNL/Eagle Core Equity Fund, pursuant to a Sub-Advisory Agreement with JNAM, dated January 1, 2001, and amended, April 30, 2007 and December 18, 2009.  That agreement was most recently approved by the Board at a meeting held on May 23-24, 2011.

On November 21-22, 2011, the Board, including the Independent Trustees, unanimously voted to replace Eagle with DFA as Sub-Adviser for the Fund and to approve an Investment Sub-Advisory Agreement between JNAM and DFA with respect to the Trust (“DFA Sub-Advisory Agreement”).  Please refer to Exhibit A for the DFA Sub-Advisory Agreement.  Pursuant to the Order, shareholder approval is not required for the agreement because DFA is not affiliated with JNAM.

With the replacement of Eagle with DFA as Sub-Adviser, the name of the Fund will change as follows:

Prior Fund Name	New Fund Name
JNL/Eagle Core Equity Fund	JNL/DFA U.S. Core Equity Fund

The investment objectives and policies for the JNL/DFA U.S. Core Equity Fund will be as follows:

Investment Objective.  The investment objective of the Fund is long-term capital appreciation.

Principal Investment Strategies.  Under normal market conditions, the Fund will invest at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in equity securities of U.S. companies.  The percentage allocation of the assets of the Fund to securities of the largest U.S. growth companies as defined below will generally be reduced from between 2.5% and 25% of their percentage weight in the U.S. universe.  The percentage by which the Fund’s allocation to securities of the largest U.S. growth companies is reduced will fluctuate with market movements.  Additionally, the range by which the Fund’s percentage allocation to the securities of the largest U.S. growth companies is reduced as compared to the U.S. universe will change from time to time.

In constructing the portfolio, the Sub-Adviser identifies a broadly diversified universe of eligible securities with precisely-defined risk and return characteristics.  It then places priority on efficiently managing portfolio turnover and keeping trading costs low.  The Sub-Adviser does not intend to purchase or sell securities for the investment portfolio based on prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase.

The Fund purchases a broad and diverse group of common stocks of U.S. companies with a greater emphasis on small capitalization and value companies as compared to their representation in the U.S. Universe.  The Sub-Adviser generally defines the U.S. Universe as a free float adjusted market capitalization weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (“NYSE”), NYSE Alternext US LLC or Nasdaq Global Market® or such other securities exchanges deemed appropriate by the Sub-Adviser.  The Fund’s increased exposure to small and value companies may be achieved by decreasing the allocation of the Fund’s assets to the largest U.S. growth companies relative to their weight in the U.S. Universe, which would result in a greater weight allocation to small capitalization and value companies.  An equity issuer is considered a growth company primarily because it has a low, non-negative book value in relation to its market capitalization.  An equity issuer is considered a value company primarily because it has a high book value in relation to its market capitalization.

The Fund may also use derivatives, such as futures contracts and options on futures contracts for U.S. equity securities and indices, to gain market exposure on its uninvested cash pending investment in securities or to maintain liquidity to pay redemptions.

With the change in Sub-Adviser from Eagle to DFA, the investment objective of the Fund will change.  Under Eagle, the Fund’s investment objective was long-term growth through capital appreciation, and secondarily, current income.  Under DFA the Fund’s investment objective is long-term capital appreciation.  DFA intends to achieve the investment objective by investing in at least 80% of its assets in equity securities of U.S. companies.  The Fund will purchase a broad and diverse group of common stocks of U.S. companies with a greater emphasis on small capitalization and value companies as compared to their representation in the “U.S. Universe”.  The Sub-Adviser generally defines the U.S. Universe as a free float adjusted market capitalization weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (“NYSE”), NYSE Alternext US LLC or Nasdaq Global Market® or such other securities exchanges deemed appropriate by the Sub-Adviser.

The significant difference between the old principal investment strategies of the Fund and the new principal investment strategies is the market capitalization of the companies in which the Fund may invest.

Please refer to Exhibit B for a comparison of the changes made to the Fund’s prospectus pursuant to the change in Sub-Adviser.

The DFA Sub-Advisory Agreement provides that it will remain in effect for its initial term and thereafter only so long as the Board of Trustees, including a majority of the Independent Trustees, specifically approves its continuance, at least annually.  The DFA Sub-Advisory Agreement can be terminated at any time, without the payment of any penalty, on sixty (60) days’ written notice by the Trust, JNAM or on sixty days’ written notice by DFA.  The DFA Sub-Advisory Agreement also terminates automatically in the event of its assignment.

The DFA Sub-Advisory Agreement generally provides that DFA, its officers, directors, employees, agents or affiliates will not be subject to any liability to JNAM or the Fund or their directors, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of DFA’s duties under the DFA Sub-Advisory Agreement, except for a loss resulting from willful malfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the DFA Sub-Advisory Agreement.  There are no material differences between the Investment Sub-Advisory Agreements of Eagle and DFA.

The change in Sub-Adviser will not increase any fee or expense to be paid by the Fund.  The management fees for the Fund did not change.  The Fund pays JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

JNL/Eagle Core Equity Fund
Advisory Rates Before the Change in Sub-Adviser
Net Assets	Rate
$0 to $100 million	.65%
$100 million to $300 million	.60%
Over $300 million	.55%

JNL/DFA U.S. Core Equity Fund
Advisory Rates After the Change in Sub-Adviser
Net Assets	Rate
$0 to $100 million	.65%*
$100 million to $300 million	.60%*
Over $300 million	.55%*

* JNAM has contractually agreed to limit management fees of the Fund to 0.50%. The fee waiver will continue for at least one year from the date of the current Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver.

Under the DFA Sub-Advisory Agreement, the sub-advisory fees are lower than the sub-advisory fees paid to Eagle.  Eagle is currently paid a sub-advisory fee equal to a percentage of the Fund’s average daily net assets based on the below schedule.

JNL/Eagle Core Equity Fund
Sub-Advisory Rates Before the Change in Sub-Adviser
Net Assets	Rate
$0 to $100 million	.40%
Amounts over $100 million	.30%

JNL/DFA U.S. Core Equity Fund
Sub-Advisory Rates After the Change in Sub-Adviser
Net Assets	Rate
$0 to $100 million	.17%
Amounts over $100 million	.12%

DFA will be paid a sub-advisory fee equal to a percentage of the Fund’s average daily net assets based on the above schedule.

The following table sets forth the aggregate amount of management fees paid by the Fund to JNAM for the year ended December 31, 2011.

Fund Name	Actual Fees
JNL/Eagle Core Equity Fund	$1,408,585

The aggregate amount of management fees to be paid to JNAM would have been $276,432 or .20% lower, assuming the DFA Sub-Advisory Agreement was in place for the applicable period.

For the year ended December 31, 2011, Eagle received $779,292 in sub-advisory fees with respect to the Fund.  The pro forma sub-advisory fees would have been lower than the fees paid to Eagle, assuming the DFA Sub-Advisory Agreement was in place for the applicable period.

III.         Description and Control of DFA

DFA is located at 6300 Bee Cave Road, Building One, Austin, Texas 78746.

As the Sub-Adviser to the Fund, DFA will provide the Fund with investment research, advice and supervision, and manage the Fund’s portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities, as set forth in the Fund’s Prospectus dated April 30, 2012.  The principal risks of investing in the Fund will also be listed in the Fund’s Prospectus dated April 30, 2012 under the heading “Principal Risks of Investing in the Fund”.

As of March ____, 2012 [to be updated], no Trustees or officers of the Trust were officers, employees, directors, general partners or shareholders of DFA, and no Trustees or officers of the Trust owned securities or had any other material direct or indirect interest in DFA or any other entity controlling, controlled by or under common control with DFA. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since December 31, 2011, the end of the Trust’s most recently completed fiscal year, or in any material proposed transactions, to which DFA, any parent or subsidiary of DFA, or any subsidiary of the parent of such entities was or is to be a party.

JNL/DFA U.S. Core Equity Fund

DFA uses a team approach in managing investment portfolios.  The investment team includes the Investment Committee of the Sub-Adviser, portfolio managers and trading personnel.  In accordance with the team approach, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee.  The portfolio managers and portfolio traders also make daily investment decisions regarding the portfolios managed by the Sub-Adviser including running buy and sell programs based on the parameters established by the Investment Committee.  The following portfolio managers coordinate the efforts of all other portfolio managers and trading personnel with respect to the day to day management of the Fund.

Stephen A. Clark is a Senior Portfolio Manager and Vice President of the Sub-Adviser and chairman of the Investment Committee.  Mr. Clark received his MBA from the University of Chicago and his BS from Bradley University. Mr. Clark joined the Sub-Adviser as a Portfolio Manager in 2001 and has been responsible for the portfolio management group since January 2006.

Joseph H. Chi is a Senior Portfolio Manager and Vice President of Dimensional and a member of the Dimensional Investment Committee.  Mr. Chi has an MBA and BS from the University of California, Los Angeles and also a JD from the University of Southern California.  Mr. Chi joined Dimensional in 2005 and has been a portfolio manager of the Fund since April 2012.

Jed S. Fogdall is a Senior Portfolio Manager and Vice President of Dimensional and a member of the Dimensional Investment Committee.  Mr. Fogdall has an MBA from the University of California, Los Angeles and a BS from Purdue University.  Mr. Fogdall joined Dimensional in 2004 and has been a portfolio manager of the Fund since April 2012.

Henry F. Gray is Head of Global Equity Trading and a Vice President of the Adviser and a member of the Investment Committee. Mr. Gray received his MBA from the University of Chicago in 1995 and his AB from Princeton University in 1989. Mr. Gray joined Dimensional in 1995, was a Portfolio Manager from 1995 to 2005, has been Head of Global Equity Trading since 2006, and has been a portfolio manager of the Fund since April 2012.

Executive/Principal Officers of DFA

Officer Names	Title
David G. Booth	Chairman, Co-Chief Executive Officer and President
Eduardo A. Repetto	Co-Chief Executive Officer and Chief Investment Officer
David R. Martin	Vice President, Chief Financial Officer and Treasurer
Patrick M. Keating	Vice President and Chief Operating Officer
Catherine L. Newell	Vice President, Secretary and General Counsel
Valerie A. Brown	Vice President and Assistant Secretary
Richard A. Eustice	Vice President and Assistant Secretary
Christopher S. Crossan	Vice President and Global Chief Compliance Officer
Julie C. Henderson	Vice President and Controller

IV.          Other Investment Companies Advised by DFA

DFA currently acts as investment adviser to the Dimensional US Core Equity 1 Portfolio (“comparable DFA Fund”), which has investment objectives and policies similar to those of the Fund.  As of January 31, 2012, the comparable DFA Fund had approximately $3.7 billion in net assets.  For its fiscal year ended October 31, 2011, the comparable DFA Fund paid DFA a management fee of 0.17% of average daily net assets.

V.           Evaluation by the Board of Trustees

The Board oversees the management of the Fund and, as required by law, determines annually whether to approve the Fund’s sub-advisory agreement.

At a meeting on November 21-22, 2011, the Board, including all of the Independent Trustees, considered information relating to the DFA Sub-Advisory Agreement.  In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the DFA Sub-Advisory Agreement.  The Board received, and had the opportunity to review, this and other material, ask questions and request further information in connection with its consideration. At the conclusion of the Board’s discussion, the Board approved the DFA Sub-Advisory Agreement for a period of two years (unless terminated pursuant to the terms of the DFA Sub-Advisory Agreement), after which time the agreement will be up for renewal annually.

In reviewing the DFA Sub-Advisory Agreement and considering the information, the Board was advised by outside legal counsel to the Fund, and the Independent Trustees were advised by independent legal counsel.  The Board considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services to be provided; (2) the investment performance of the Fund; (3) the costs of the services to be provided; (4) whether economies of scale may be realized as the Fund grows and whether fee levels are adjusted to enable the Fund’s investors to share in these potential economies of scale; and (5) other benefits that may accrue to DFA through its relationship with the Fund.  In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for the Board’s decision to approve the DFA Sub-Advisory Agreement.

Before approving the DFA Sub-Advisory Agreement, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and DFA, and to consider the terms of the DFA Sub-Advisory Agreement.  Based on its evaluation of those materials, the Board, including the interested and Independent Trustees, concluded that the DFA Sub-Advisory Agreement is fair and reasonable and in the best interests of the shareholders of the Fund. In reaching its conclusions, the Board considered the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services to be provided by DFA.

For the Fund, JNAM provided information on DFA’s duties under the DFA Sub-Advisory Agreement. These duties include investment research and security selection, adherence to the Fund’s investment restrictions and monitoring compliance with the Fund policies and procedures. The Board considered JNAM’s evaluation of DFA, as well as JNAM’s recommendation, based on its review of DFA, to approve the DFA Sub-Advisory Agreement.

The Board also reviewed information pertaining to DFA’s organizational structure, senior management, financial stability, investment operations, and other relevant information. The Board considered compliance reports about DFA from the Trust’s Chief Compliance Officer.

Based on the foregoing, the Board concluded that the Fund is likely to benefit from the nature, extent and quality of the services to be provided by DFA.

Performance

The Board reviewed the long-term track record of DFA and performance of certain of DFA’s funds with investment strategies similar to the Fund. The Board concluded that it would be in the best interest of the Fund and its shareholders to approve the DFA Sub-Advisory Agreement.

Costs of Services

        The Board reviewed the fees to be paid to DFA.  For the Fund, the Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers, as well as fees charged by DFA to similar clients, if any.  The Board also noted that JNAM does not manage any institutional accounts with which the Fund’s fees could be compared.  Using information provided by an independent data service, the Board evaluated the Fund’s advisory fees compared to the average advisory fees for other funds similar in size, character and investment strategy (the “peer group”).  While the Board also considered the Fund’s sub-advisory fee and compared that to the average sub-advisory fee of the peer group, the Board noted that the Fund’s sub-advisory fee would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on a Fund’s total expense ratio.

The Board noted that the Fund’s total expense ratio, advisory and sub-advisory fees are expected to be lower than their respective peer group averages. The Board concluded that it would be in the best interest of the Fund and its shareholders to approve the DFA Sub-Advisory Agreement.

Economies of Scale

The Board considered whether the Fund’s proposed advisory fee reflects the potential for economies of scale for the benefit of Fund shareholders.  Based on information provided by JNAM, the Board noted that the fee arrangement for the Fund contains breakpoints that decrease the fee rate as assets increase.  The Board concluded that the advisory fees in some measure share economies of scale with shareholders.

Other Benefits to JNAM and DFA

In evaluating the benefits that may accrue to DFA through its relationship with the Fund, the Board noted that DFA may develop additional investment advisory business with JNAM, the Funds or other clients of DFA as a result of its relationship with the Fund.

In light of all the facts noted above, the Board concluded that it would be fair, reasonable and in the best interests of the Fund and its shareholders to approve the DFA Sub-Advisory Agreement.

VI.            Additional Information

Ownership Of The Fund [to be updated]

As of March 15, 2012, there were issued and outstanding the following number of shares for the Fund:

Fund	Shares Outstanding
JNL/Eagle Core Equity Fund (Class A)
JNL/Eagle Core Equity Fund (Class B)

As of March _____, 2012, the officers and Trustees of the Trust, as a group, owned less than 1% of the then outstanding shares of the Fund.

Because the shares of the Fund are sold only to Jackson, Jackson National Life Insurance Company of New York (“Jackson NY”), certain affiliated funds organized as fund-of-funds, and certain qualified retirement plans, Jackson, through its separate accounts, which hold shares of the Fund as funding vehicles for Variable Contracts, is the owner of record of substantially all of the shares of the Fund.

As of March 15, 2012, the following persons beneficially owned more than 5% of the shares of the Fund indicated below:

Fund	Name and Address	Amount of Ownership	Percentage of Shares owned

Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the Fund shares owned by the relevant separate accounts.  As noted above, Variable Contract owners have the right to give instructions to the insurance company shareholders as to how to vote the Fund shares attributable to their Variable Contracts.  To the knowledge of management of the Trust, as of March 15, 2012, the following person(s) may be deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of the Fund.

Fund	Name and Address	Amount of Beneficial Interest	Percentage of Shares Outstanding

Fund Transactions And Brokerage for the Trust

Pursuant to the Investment Sub-Advisory Agreements, the Sub-Advisers are responsible for placing all orders for the purchase and sale of portfolio securities of the Trust. Except as provided under the Trust's Directed Brokerage Guidelines, which are described below, the Sub-Advisers may place portfolio securities orders with broker-dealers selected in their discretion.  The Sub-Advisers are obliged to place orders for the purchase and sale of securities with the objective of obtaining the most favorable overall results in commission rates and prices paid for securities for the Trust (“best execution”), and each Sub-Adviser has adopted policies and procedures intended to assist it in fulfilling that obligation.  In doing so, a Fund may pay higher commission rates than the lowest available when a Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker-dealer effecting the transaction, as discussed below.

The cost of securities transactions for each portfolio consist not only of brokerage commissions (for transactions in exchange-traded equities, OTC equities, and certain derivative instruments) and/or dealer or underwriter spreads for other types of securities, but also may include the market price impact of the Funds’ transactions.  Bonds and money market instruments are generally traded on a net basis and do not normally involve brokerage commissions.

Occasionally, securities may be purchased directly from the issuer.  For securities traded primarily in the OTC market, the Sub-Adviser may deal directly with dealers who make a market in the securities.  Such dealers usually act as principals for their own account.  Securities may also be purchased from various market centers.

In selecting broker-dealers through which to effect transactions, each applicable Sub-Adviser considers a number of factors described in its policy and procedures. The Sub-Advisers’ policies and procedures generally include as factors for consideration such matters as price, confidentiality, broker-dealer spread or commission (if any) the reliability, integrity and financial condition of the broker-dealer, size of the transaction and difficulty of execution.  The Sub-Adviser’s selection of a broker-dealer based on one or more of these factors, either in terms of a particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Trust and any other accounts managed by the Sub-Adviser, could result in the Trust paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

Under the terms of the Investment Sub-Advisory Agreements, and subject to best execution, the Sub-Advisers also expressly are permitted to consider the value and quality of any “brokerage and research services” (as defined under Section 28(e) of the Securities Exchange Act of 1934, as amended, and typically referred to as “soft dollars”), including securities research, or statistical, quotation, or valuation services provided to the Sub-Adviser by the broker-dealer.  In placing a purchase or sale order, a Sub-Adviser may use a broker-dealer whose commission for effecting the transaction is higher than that another broker-dealer might have charged for the same transaction, if the Sub-Adviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Trust and any other accounts managed by the Sub-Adviser.  Research services provided by broker-dealers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy.  A Sub-Adviser may use research services provided by broker-dealers through which the Sub-Adviser effects Fund transactions in serving any or all of its accounts, and the Sub-Adviser may not use all such services in connection with its’ services to the Trust.

Where new issues of securities are purchased by a Fund in underwritten fixed price offerings, the underwriter or another selling group member may provide research services to a Sub-Adviser in addition to selling the securities to the Fund or other advisory clients of the Sub-Adviser.

Pursuant to the Trust’s Directed Brokerage Guidelines, the Trust is authorized to enter into agreements or arrangements pursuant to which the Trust may direct JNAM, in its capacity as the Trust’s investment adviser, and each of the Sub-Advisers retained by JNAM (and approved by the Trust) to manage certain of the Funds (each a “Sub-Adviser”), acting as agents for the Trust or its Funds to execute orders for the purchase or sale of portfolio securities with broker-dealers that have agreed to direct a portion of the brokerage commissions paid by the Funds back to the Funds.

In addition, in selecting broker-dealers to execute orders for the purchase or sale of portfolio securities for a Fund, JNAM and Sub-Advisers, may not take into account the broker-dealers’ promotion or sale of variable contracts that invest in Fund shares.  The Trust, JNAM, the Sub-Advisers and JNLD, the principal underwriter for the Trust, may not enter into any agreement (whether oral or written) or other understanding under which the Trust directs or is expected to direct to a broker-dealer, in consideration for the promotion or sale of shares issued by the Trust or any other registered investment company, portfolio securities transactions, or any remuneration, including but not limited to any commission, mark-up, mark-down, or other fee (or portion thereof) received or to be received from the Trust’s portfolio transactions effected through any other broker-dealer.

From time to time, the Board of Trustees will review whether the Sub-Adviser’s use of the recapture program for the benefit of the Funds, and the portion of the compensation paid by the Fund on the portfolio transactions is legally permissible and advisable.  The Board of Trustees intends to continue to review whether recapture opportunities are legally permissible and, if so, to determine in the exercise of its business judgment whether it would be advisable for the Funds to participate, or continue to participate, in the commission recapture program.

Subject to Rule 17e-1 under the 1940 Act, portfolio transactions for a Fund may be executed on an agency basis through broker-dealers that are affiliated with the Trust, the Adviser, or a Sub-Adviser, if, in the Sub-Adviser’s judgment, the use of such affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Fund a commission rate consistent with those charged by the affiliated broker-dealer to comparable unaffiliated customers in similar transactions.  The Board has adopted procedures and such transactions are reported to the Trustees on a regular basis.

Subject to compliance with Rule 10f-3 under the 1940 Act, Sub-Advisers are permitted to purchase securities from an underwriting syndicate in which an affiliate of the Sub-Adviser is a member.  The Board has adopted procedures and all such transactions are reported to the Trustees on a regular basis.

Subject to compliance with Rule 17a-7 under the 1940 Act, Sub-Advisers are permitted to cause a Fund to purchase securities from or sell securities to another account, including another investment company, advised by the Sub-Adviser.  The Board has adopted procedures and all such transactions are reported to the Trustees on a regular basis.

There are occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for the Fund and for other accounts served by the Adviser or a Sub-Adviser, or an affiliated company.  Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are effected only when the Adviser or the Sub-Adviser believes that to do so is in the interest of a Fund and the other accounts participating.  When such concurrent authorizations occur the executions will be allocated in an equitable manner.

VII.        Other Matters

The Trust will furnish, without charge, a copy of the Trust’s annual report for the fiscal year ended December 31, 2011, a copy of the Trust’s semi-annual report for the period ended June 30, 2011, or a copy of the Trust’s prospectus and statement of additional information to any shareholder upon request.  To obtain a copy, please call 1-800-873-5654 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), by writing JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814 or by visiting www.jackson.com.

JNAM, the investment adviser to the Trust, is located at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606.  JNAM is a wholly-owned subsidiary of Jackson, which, in turn, is wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  JNAM also serves as the Trust’s Administrator.  JNLD, an affiliate of the Trust and the Adviser, is principal underwriter for the Trust and a wholly-owned subsidiary of Jackson.  JNLD is located at 7601 Technology Way, Denver, Colorado 80237.

The Trust is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held.  Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

The cost of the preparation, printing and distribution of this Information Statement will be paid by JNAM.

Exhibit A

Investment Sub-Advisory Agreement Between Jackson National
Asset Management, LLC and Dimensional Fund Advisors LP

Investment Sub-Advisory Agreement

This Agreement is effective this 30th day of April, 2012 by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and Dimensional Fund Advisors L.P., a Delaware limited partnership and investment adviser registered as such under the Investment Advisers Act of 1940, as amended ("Sub-Adviser").

Whereas, the Adviser is the investment manager for the JNL Series Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act");

Whereas, the Adviser represents that it has entered into an Investment Advisory and Management Agreement (“Management Agreement”) dated as of January 31, 2001 with the Trust; and

Whereas, the Adviser desires to retain the Sub-Adviser as the Adviser’s agent to furnish investment advisory services to the investment portfolios of the Trust listed on Schedule A hereto (“each a Fund”).

Now, Therefore, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.
Appointment.  The Adviser hereby appoints the Sub-Adviser to provide certain sub-investment advisory services to the Funds for the period and on the terms set forth in this Agreement.  The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

In the event the Adviser designates one or more funds other than the Funds with respect to which the Adviser wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing.  If the Sub-Adviser is willing to render such services, the parties agree to execute an amended Schedule A of this Agreement, whereupon such fund shall become a Fund hereunder, and be subject to this Agreement, subject to the approval of the Trust’s Board of Trustees (“Board of Trustees).

2.	Delivery of Documents. The Adviser has or will furnish the Sub-Adviser with copies properly certified or authenticated of each of the following prior to the commencement of the Sub-Adviser’s services:

a)
the Trust’s Agreement and Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts on June 1, 1994, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the “Declaration of Trust”);

b)	the Trust’s By-Laws and amendments thereto;

c)	resolutions of the Board of Trustees authorizing the appointment of the Sub-Adviser and approving this Agreement;

d)	the Trust’s Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the “SEC”) and all amendments thereto;

e)
the Trust’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended (“1933 Act”) and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Funds; and

f)	the Trust’s most recent prospectus and Statement of Additional Information for the Funds (collectively called the “Prospectus”).

During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser all prospectuses, Statements of Additional Information, proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of each Fund, prior to the use thereof, and the Adviser shall not use any such materials if the Sub-Adviser reasonably objects in writing within ten business days (or such other period as may be mutually agreed) after receipt thereof.  The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients.  The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph.  Sales literature may be furnished to the Sub-Adviser by e-mail, first class or overnight mail, facsimile transmission equipment or hand delivery.

The Adviser will furnish the Sub-Adviser with copies of all amendments of or supplements to the documents identified in the immediately preceding paragraph that relate specifically to the Sub-Adviser or a Fund that it provides sub-advisory services to, within a reasonable time prior to use thereof.  Any amendments or supplements that impact the management of the Funds will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser’s approval thereof.

3.
Management.  Subject always to the supervision of the Adviser, who in turn is subject to the supervision of the Trust’s Board of Trustees, the Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Funds and place all orders for the purchase and sale of securities, including foreign or domestic securities or other property (including financial futures and options of any type), all on behalf of the Funds.  In the performance of its duties, the Sub-Adviser will satisfy its fiduciary duties to the Funds (as set forth below), and will monitor the Funds' investments, and will comply with the provisions of Trust’s Declaration of Trust and By-Laws, as amended from time to time and as provided to the Sub-Adviser pursuant to Section 2 of this Agreement, and the stated investment objectives, policies and restrictions of the Funds, which may be amended from time to time.  The Sub-Adviser, solely with respect to the assets of the Funds which are under its management pursuant to this Agreement, and based on information obtained from the Funds’ administrator, custodian and other service providers, shall take reasonable steps to comply with the diversification provisions of Section 851(b)(3) and Section 817(h) of the Internal Revenue Code of 1986, as amended (“IRC”), and its accompanying Regulation, Treas. Reg. Section 1.817-5, applicable to the Funds.

The Adviser will not act in a manner that would prevent the Sub-Adviser from taking reasonable steps to comply with the diversification provisions identified in the above paragraph and if the failure to diversify is inadvertent, Jackson National Life Insurance Company and any of its affiliates investing in the Funds, as owner of the assets in the Funds, shall in good faith follow the procedures specified in Treas. Reg. Section 1.817-5(a)(2) and Revenue Procedure 92-25 (or its successor) to request relief from the Commissioner of Internal Revenue Service, and that in such an event the Sub-Adviser will provide reasonable cooperation to the Adviser in the Adviser’s preparation of any request for relief or closing agreement and, to the extent that Adviser is seeking indemnification under Section 11 hereof, no filings or agreements shall be made with the Commissioner of Internal Revenue Service without the prior written approval of the Sub-Adviser.

The Sub-Adviser is authorized to negotiate and execute documentation relating to Fund investments.  Such documentation may relate to Fund investments to be made or sold, currently held or previously held. The authority shall include, without limitation: (i) documentation relating to private placements; and (ii) documentation for any election on corporation actions that the Sub-Adviser makes with respect to portfolio securities held in a Fund.  The Adviser represents that each Fund can settle such private placements.

The Sub-Adviser further agrees that it:

a)	will use the same skill and care in providing such services as it uses in providing services to its other client mandates for which it has investment responsibilities;

b)
will comply with all applicable Rules and Regulations of the SEC in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities, including but not limited to compliance with Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended;

c)
will report regularly to the Adviser and to the Trust's Board of Trustees as reasonably agreed between the Adviser and the Sub-Adviser and will make appropriate persons available for the purpose of reviewing with representatives of the Adviser and the Board of Trustees on a regular basis at reasonable times, and with reasonable advance notice, as may be agreed to by the Adviser and the Sub-Adviser, the management of the Funds, including, without limitation, review of the general investment strategies of the Funds, the performance of the Funds in relation to the specified benchmarks and will provide various other reports from time to time as may be reasonably requested by the Adviser in writing;

d
will provide to the Adviser (i) a monthly compliance checklist developed for each Fund by the Adviser and the Sub-Adviser, (ii) quarterly reports developed for each Fund by the Adviser and the Sub-Adviser, and (iii) other compliance and reporting information as reasonable requested by the Adviser or the Board of Trustees, and agreed to by the Sub-Adviser, from time-to-time (with regard to this sub-section (iii) only);

d)
as a service provider to the Funds will periodically provide information, including information about the Sub-Adviser’s compliance program adopted pursuant to Rule 206(4)-7 under the Investment Advisers Act, as may be reasonably requested by the Chief Compliance Officer of the Trust in the execution of his/her responsibilities to monitor service providers to the Funds under Rule 38a-1 under the 1940 Act;

e)	will prepare and maintain such books and records with respect to each Fund’s securities transactions in accordance with Section 7 herein;

f)	will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G with respect to securities held for the account of the Funds subject to the Sub-Adviser's supervision;

g)
will act upon reasonable instructions from the Adviser not inconsistent with the Sub-Adviser’s fiduciary duties or a Fund’s investment objectives; however, in no case shall the Sub-Adviser be liable for actions taken or non-actions with respect to the performance of services under this Agreement based upon specific information, instructions or requests given or made to the Sub-Adviser by the Adviser;

h)
will provide instructions as to the voting of, or refrain from voting, proxies solicited by or with respect to the issuers of securities held by a Fund in accordance with the Sub-Adviser’s then-current policies and procedures relating to the voting of proxies, provided that the Sub-Adviser has received the relevant proxy materials in a timely fashion.  The Sub-Adviser shall maintain records concerning how it has instructed proxies to be voted on behalf of the Fund, and these records shall be available to the Fund or the Adviser upon request; and

i)
may not consult with any other sub-adviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trust, including the Funds, except that such consultations are permitted between the current and successor sub-advisers of the Funds in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act or except as otherwise may be permitted by law.

The Adviser acknowledges and agrees that the Sub-Adviser will not be responsible to advise or act for a Fund in any legal proceedings, including bankruptcies and class action proceedings, related to assets currently or previously held by the Fund.

4.
Custody of Assets.  The Sub-Adviser shall at no time have the right to physically possess the assets of the Funds or have the assets registered in its own name or the name of its nominee, nor shall the Sub-Adviser in any manner acquire or become possessed of any income, whether in kind or cash, or proceeds, whether in kind or cash, distributable by reason of selling, holding or controlling such assets of the Funds.  In accordance with the preceding sentence, the Sub-Adviser shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the assets of the Funds.  All such duties of collection, physical acquisition and safekeeping shall be the sole obligation of the Fund’s custodian.

5.
Brokerage.  The Sub-Adviser is responsible for decisions to buy and sell securities for each Fund, broker-dealer selection, and negotiation of brokerage commission rates.  The Sub-Adviser shall have the express authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all portfolio transactions entered into by the Sub-Adviser on behalf of the Funds. The Sub-Adviser will, upon request of the Adviser, provide copies of brokerage agreements entered into by the Funds to the Adviser, if applicable. It is the Sub-Adviser’s general policy in selecting a broker to effect a particular transaction to seek to obtain “best execution”, consistent with applicable law and the Sub-Adviser’s relevant policies and procedures.

Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating commission rates, will take all relevant factors into consideration, including, but not limited to:  the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; the broker’s execution capabilities and any research provided by the broker that aids the Sub-Adviser’s investment decision-making process; and the value of the expected contribution of the broker-dealer to the investment performance of the applicable Fund on a continuing basis. Subject to the Sub-Adviser’s relevant policies and procedures, as provided in advance to the Adviser, the Sub-Adviser shall have discretion to effect investment transactions for each Fund through broker-dealers (including, to the extent permissible under applicable law, broker-dealer affiliates) who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and to cause such Fund to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser’s overall responsibilities with respect to such Fund and other accounts to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act).  Allocation of orders placed by the Sub-Adviser on behalf of a Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations.  The Sub-Adviser will submit reports on brokerage placements to the Adviser as reasonably requested by the Adviser, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefore.

Consistent with the Sub-Adviser’s relevant policies and procedures, the Sub-Adviser may group orders for a Fund with orders for other funds and accounts advised or subadvised by the Sub-Adviser or its affiliates, as provided in advance to the Adviser, to obtain the efficiencies that may be available on larger transactions when it determines that investment decisions are appropriate for each participating account.  The Sub-Adviser cannot assure that such policy will not adversely affect the price paid or received by a Fund. The Adviser recognizes, and has advised the Trust’s Board of Trustees, that in some cases this procedure may adversely affect the size and the opportunities of the position that the participating Fund may obtain in a particular security.

6.
Expenses.  The Sub-Adviser shall bear all expenses incurred by it in connection with the performance of its services under this Agreement.  Each Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, and administration fees; fees for necessary professional and brokerage services; costs relating to local administration of securities; and fees for any pricing services.  All other expenses not specifically assumed by the Sub-Adviser hereunder or by the Adviser under the Management Agreement are borne by the applicable Fund or the Trust.

7.
Books and Records.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust shall be the property of the Trust and agrees to provide the Trust with copies of any of such records promptly upon the Trust's request.  The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act related to each Fund’s portfolio transactions and that are not maintained by the Fund’s custodian.  The Adviser shall maintain all books and records not related to the Fund’s portfolio transactions.

8.
Compensation.  For the services provided and the expenses assumed pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee accrued daily and payable monthly on the average daily net assets in the Funds in accordance with Schedule B hereto.  Expense caps or fee waivers for a Fund that may be agreed to by the Adviser, but not agreed to in writing by the Sub-Adviser, shall not cause a reduction in the amount of payment to the Sub-Adviser.

9.
Services to Others.  The Adviser understands, and has advised the Trust's Board of Trustees, that the Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies or accounts.  The Adviser has no objection to the Sub-Adviser acting in such capacities, provided that whenever the Fund and one or more other investment advisory clients of the Sub-Adviser have available funds for investment, investments will be allocated in a manner that is consistent with the Sub-Adviser’s relevant policies and procedures, as provided in advance to the Adviser.  In addition, the Adviser understands, and has advised the Trust's Board of Trustees, that the persons employed by the Sub-Adviser to assist in the Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of the Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

10.
Limitation of Liability. The Sub-Adviser, its officers, directors, employees, agents or affiliates will not be subject to any liability to the Adviser or the Funds or their directors, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Funds, any shareholder of the Funds or the Adviser either in connection with the performance of the Sub-Adviser's duties under this Agreement or its failure to perform due to events beyond the reasonable control of the Sub-Adviser or its agents, except for a loss resulting from the Sub-Adviser's willful misfeasance,  or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.  Federal and State securities laws may impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any right which Adviser may have under any applicable laws.

11.
Indemnification.  The Adviser and the Sub-Adviser each agree to indemnify the other party (and each such party’s affiliates, employees, directors and officers) against any claim, damages, loss or liability (including reasonable attorneys' fees) arising out of any third party claims brought against an indemnified party that is based upon the willful misfeasance or gross negligence on the part of the indemnifying party.

12.
Duration and Termination.  This Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from the date of its execution.  Thereafter, if not terminated as to a Fund, this Agreement will continue in effect as to a Fund for successive periods of 12 months, provided that such continuation is specifically approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund, and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days’ written notice by the Trust or Adviser, or on sixty days’ written notice by the Sub-Adviser.  This Agreement will immediately terminate in the event of its assignment.  (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested persons” and “assignment” have the same meaning of such terms as in the 1940 Act.)  Section 10 and 11 herein shall survive the termination of this Agreement.

13.	Acknowledgements of the Adviser. The Adviser acknowledges and agrees that:

(a)
The assets of the Fund may be invested in futures contracts, and the Adviser consents to the Sub-Adviser’s use of the alternate disclosure and recordkeeping standards under current Commodity Futures Trading Commission (“CFTC”) Rule 4.7 with respect to such futures trading or any such successor or similar provision that provides relief from recordkeeping requirements under CFTC rules;

(b)
It is excluded from the definition of a commodity pool operator under CFTC Rule 4.5, and in connection with such exemption has filed a notice of eligibility and will provide the Sub-Adviser with a copy of such notice of eligibility before the execution of this Agreement; and

(c)
The Sub-Adviser has delivered to the Adviser a copy of its current Form ADV Parts 2A and 2B.  As of the date hereof, all amendments to Form ADV that are required by the Advisers Act and the rules under the Advisers Act have been made and filed with the SEC.  The Sub-Adviser shall provide the Adviser with amendments to Form ADV Parts 2A and 2B as required by applicable law.

14.
Obligations of Adviser.  The Adviser agrees to provide or complete, as the case may be, the following prior to the commencement of the Sub-Adviser’s investment advisory services as specified under this Agreement:

(a)	A list of first tier affiliates and second tier affiliates (i.e., affiliates of affiliates) of the Fund;

(b)	A list of restricted securities for each Fund (including CUSIP, Sedol or other appropriate security identification); and

(c)	A copy of the current compliance procedures for each Fund.

The Adviser also agrees to promptly update the above referenced items in order to ensure their accuracy, completeness and/or effectiveness.

15.
Confidential Treatment.  The Sub-Adviser will treat confidentially and as proprietary all such records and other information relating to the Trust and created or obtained by the Sub-Adviser in connection with its duties hereunder, and will not use such records or information for any purpose other than performance of its responsibilities and duties hereunder or for other purposes not inconsistent with the Sub-Adviser’s fiduciary duties to the Funds, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when requested by the Trust, provided, however, that notwithstanding the foregoing, the Sub-Adviser may disclose such information as required by applicable law, regulation or upon request by a regulator or auditor of the Sub-Adviser.  Furthermore, except as required by law (including, but not limited to semi-annual, annual or filings made under the 1940 Act) or as agreed to by the Adviser and the Sub-Adviser, the Adviser and the Trust will disclose portfolio holdings information of a Fund only in conformity with the Trust’s policies and procedures relating to the disclosure of portfolio holdings of a Fund.  Nothing in this provision will prevent disclosure of any information to the Sub-Adviser’s officers, directors, employees, outside attorney or accountants.  It is understood that any information or recommendation supplied by, or produced by, the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser and the Trust.

16.
Use of Name.  The Sub-Adviser hereby consents to the use of the name “DFA” in the name of the JNL/DFA U.S. Core Equity Fund and the use of its name in Fund disclosure documents, and to the extent required, necessary or advisable, in shareholder communications; provided however, the Sub-Adviser may withdraw authorization for the use of its name in relation to the JNL/DFA U.S. Core Equity Fund upon 60 days’ written notice.  No party hereto, or any of their affiliates, shall use the name or any trade name, trademark, trade device, service mark, or symbol, or any abbreviation, contraction, derivatives or simulation thereof, of any other party hereto, or any of their affiliates, for any purpose, including in its marketing materials, unless it first receives prior written approval of the relevant party(ies).  Upon termination of this Agreement or withdrawal of any such approval, the parties shall immediately forthwith cease to use the name or any trade name, trademark, trade device, service mark, or symbol, or any abbreviation, contraction, or simulation thereof, of any other party except to the extent that continued use is required by applicable laws, rules, and regulations.

17.
Entire Agreement; Amendment of this Agreement.  This Agreement constitutes the entire agreement between the parties with respect to the Funds.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

18.	Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as designated herein.

a) To the Adviser:
Jackson National Life Insurance Company
1 Corporate Way
Lansing, MI 48951
Attn: Legal Department – Contracts Administrator

b) To the Sub-Adviser:
Dimensional Fund Advisors L.P.
6300 Bee Cave Road
Building One
Austin, TX 78746
Attn:  General Counsel

19.
Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.  If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto.

The name "JNL Series Trust" and "Trustees of JNL Series Trust" refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed.  The obligations of the "JNL Series Trust" entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives or agents of Trust personally, but bind only the assets of Trust, and persons dealing with the Funds must look solely to the assets of Trust belonging to such Fund for the enforcement of any claims against the Trust.

20.	Applicable Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of New York.

21.
Counterpart Signatures.  This Agreement may be executed in several counterparts, including via facsimile, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.

In Witness Whereof, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of this _____ day of ________________, 201__, effective April 30, 2012.

Jackson National Asset Management, LLC

By:  /s/ Mark D. Nerud
Name: Mark D. Nerud
Title: President and Chief Executive Officer

Dimensional Fund Advisors LP
by Dimensional Holdings, Inc., its general partner

By:
Name:
Title:

Schedule A
April 30, 2012
(Funds)

JNL/DFA U.S. Core Equity Fund

Schedule B
April 30, 2012
(Compensation)

JNL/DFA U.S. Core Equity Fund
Average Daily Net Assets	Annual Rate

$0 to $100 Million	0.17%
Amounts over $100 Million	0.12%

Exhibit B

Comparison of the JNL/Eagle Core Equity Fund
and the JNL/DFA U.S. Core Equity Fund

JNL/ DFA U.S. Core Equity Fund
(formerly, JNL/Eagle Core Equity Fund)
Class A and B

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent reports to shareholders, online at http://hosted.rightprospectus.com/Jackson/JNLSeriesTrust/ . You can also get this information at no cost by calling 1-800-873-5654 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or by sending an email request to ProspectusRequest@jackson.com.  The current Prospectus and SAI, both dated April 30, 2012 , are incorporated by reference into (which means it legally is a part of) this Summary Prospectus.

Investment Objective.  The investment objective of the Fund is long-term capital appreciation.

Expenses.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Fees
(fees paid directly from your investment)
None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management/Administrative Fee	0.72%
Distribution and/or Service (12b-1) Fees	0.20%
Other Expenses	0.00%
Acquired Fund Fees and Expenses 1	0.02%
Total Annual Fund Operating Expenses	0.95%
Less Fee Waiver 2	(0.12)%
Total Annual Net Expenses	0.83%

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class B
Management/Administrative Fee	0.72%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses 1	0.02%
Total Annual Fund Operating Expenses	0.75%
Less Fee Waiver 2	(0.12)%
Total Annual Net Expenses	0.63%

1 Because the Fund invests in investment companies, the Fund will indirectly bear its pro rata share of fees and expenses of the investment companies in addition to the other expenses shown.  Amount is based upon the allocations to the investment companies during the period ended December 31, 2011.  Current allocations may be different, and therefore, actual amounts for subsequent periods may be higher or lower than those shown above.

2 Jackson National Asset Management, LLC has contractually agreed to limit management fees of the Fund to 0.50%.  The fee waiver will continue for at lease one year from the date of the current Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver.

Expense Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the separate account, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.  The example also assumes that the Fund operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class A
1 year	3 years	5 years	10 years
$ 85	$ 291	$ 514	$ 1,155

Class B
1 year	3 years	5 years	10 years
$ 64	$ 228	$ 405	$ 919

Portfolio Turnover (% of average value of portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance.

Period	Class A
1/1/2010 – 12/31/2010%

Period	Class B
1/1/2010 – 12/31/2010%

The portfolio turnover reflected above reflects the Fund’s results when managed by the previous sub-adviser, Eagle Asset Management, Inc.

Principal Investment Strategies. Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of U.S. companies.  The percentage allocation of the assets of the Fund to securities of the largest U.S. growth companies as defined below will generally be reduced from between 2.5% and 25% of their percentage weight in the U.S. universe.  The Sub-Adviser generally defines the U.S. Universe as a free float adjusted market capitalization weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (“NYSE”), NYSE Alternext US LLC or Nasdaq Global Market ® or such other securities exchanges deemed appropriate by the Sub-Adviser.  The percentage by which the Fund’s allocation to securities of the largest U.S. growth companies is reduced will fluctuate with market movements.  Additionally, the range by which the Fund’s percentage allocation to the securities of the largest U.S. growth companies is reduced as compared to the U.S. universe will change from time to time.

In constructing the portfolio, the Sub-Adviser identifies a broadly diversified universe of eligible securities with precisely-defined risk and return characteristics.  It then places priority on efficiently managing portfolio turnover and keeping trading costs low.  The Sub-Adviser does not intend to purchase or sell securities for the investment portfolio based on prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase.

The Fund purchases a broad and diverse group of common stocks of U.S. companies with a greater emphasis on small capitalization and value companies as compared to their representation in the U.S. Universe.  The Fund’s increased exposure to small and value companies may be achieved by decreasing the allocation of the Fund’s assets to the largest U.S. growth companies relative to their weight in the U.S. Universe, which would result in a greater weight allocation to small capitalization and value companies.  An equity issuer is considered a growth company primarily because it has a low, non-negative book value in relation to its market capitalization.  An equity issuer is considered a value company primarily because it has a high book value in relation to its market capitalization.

The Fund may also use derivatives, such as futures contracts and options on futures contracts for U.S. equity securities and indices, to gain market exposure on its uninvested cash pending investment in securities or to maintain liquidity to pay redemptions.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.

•
Derivatives risk – Investing in derivative instruments, such as, swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, to be announced (TBAs) securities, interest rate swaps, credit default swaps, and certain exchange traded funds, involves risks, including liquidity, interest rate, market, counterparty, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.  These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment.  The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market.

•
Investment style risk – Value stocks may not increase in price if other investors fail to recognize a company’s growth, value or the factors that are expected to increase the price of a security do not occur. In the past, over the long-term, the growth and value stock categories have had similar returns; however, each category sometimes outperforms the other for long periods of time.

•
Managed portfolio risk   – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the manager’s investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.

•
Market risk – All forms of securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment.  Adverse market conditions may be prolonged and may not have the same impact on all types of securities.  The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

•	Small cap investing risk – Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones.

Performance.  The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, and 10 years for Class A and 1 and 5 years for Class B compare with those of a broad measure of market performance.   The performance information shown reflects the Fund’s results when managed by the previous sub-adviser, Eagle Asset Management, Inc.   The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products.  If these amounts were reflected, returns would be less than those shown.

Annual Total Returns as of December 31

Class A

Best Quarter (ended 6/30/2009): 20.60%; Worst Quarter (ended 12/31/08): -24.10%

Class B

Best Quarter (ended 6/30/2009): 20.82%; Worst Quarter (ended 12/31/08): -24.09%

Average Annual Total Returns as of December 31, 2010
	1 year	5 year	10 year
JNL/ DFA U.S. Core Equity Fund (Class A)	11.86%	0.62%	0.12%
S&P 500 Index	15.06%	2.29%	1.41%

Average Annual Total Returns as of December 31, 2010
	1 year	5 year	Life of Class (March 5, 2004)
JNL/ DFA U.S. Core Equity Fund (Class B)	12.02%	0.83%	1.54%
S&P 500 Index	15.06%	2.29%	3.30%

Portfolio Management.

Investment Adviser:
Jackson National Asset Management, LLC (“JNAM”)

Sub-Adviser:
Dimensional Fund Advisors LP

Portfolio Managers:
Name:	Joined Management Team In:	Title:
Stephen A. Clark	2012	Senior Portfolio Manager and Vice President
Joseph H. Chi	2012	Senior Portfolio Manager and Vice President
Jed S. Fogdall	2012	Senior Portfolio Manager and Vice President
Henry F. Gray	2012	Head of Global Equity Trading and Vice President

Purchase and Sale of Fund Shares
Only separate accounts, registered investment companies, and qualified and non-qualified plans of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life contract issued by a separate account of Jackson or Jackson NY, or through a Jackson or Jackson NY fund that invests in this Fund and directly through a qualified or non-qualified plan.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account, registered investment company or plan through which you invest indirectly.

This Fund is not sold to the general public but instead serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable insurance contracts and retirement plans.

Tax Information
Because the Fund’s shareholders are the separate accounts, registered investment companies, and qualified and non-qualified plans of Jackson or Jackson NY, the tax treatment of dividends and distributions will depend on the tax status of Jackson or Jackson NY, the investment companies, and the qualified and non-qualified plans.  Accordingly, no discussion is included about the Federal personal income tax consequences to you, the contract owner or plan participant. For this information, you should consult the prospectus of the appropriate separate account or description of the plan and read the discussion of the Federal income tax consequences to variable insurance contract owners and plan participants.

Payments to Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

JNL/ DFA U.S. Core Equity Fund
(formerly, JNL/Eagle Core Equity Fund)
Class A and B

Investment Objective.  The investment objective of the JNL/ DFA U.S. Core Equity Fund is long-term capital appreciation.

Principal Investment Strategies.   Under normal market conditions, the Fund will invest at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in equity securities of U.S. companies.  The percentage allocation of the assets of the Fund to securities of the largest U.S. growth companies as defined below will generally be reduced from between 2.5% and 25% of their percentage weight in the U.S. universe.  The percentage by which the Fund’s allocation to securities of the largest U.S. growth companies is reduced will fluctuate with market movements.  Additionally, the range by which the Fund’s percentage allocation to the securities of the largest U.S. growth companies is reduced as compared to the U.S. universe will change from time to time.

In constructing the portfolio, the Sub-Adviser identifies a broadly diversified universe of eligible securities with precisely-defined risk and return characteristics.  It then places priority on efficiently managing portfolio turnover and keeping trading costs low.  The Sub-Adviser does not intend to purchase or sell securities for the investment portfolio based on prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase.

The Fund purchases a broad and diverse group of common stocks of U.S. companies with a greater emphasis on small capitalization and value companies as compared to their representation in the U.S. Universe.  The Sub-Adviser generally defines the U.S. Universe as a free float adjusted market capitalization weighted portfolio of U.S. operating companies listed on the New York Stock Exchange (“NYSE”), NYSE Alternext US LLC or Nasdaq Global Market ® or such other securities exchanges deemed appropriate by the Sub-Adviser.  The Fund’s increased exposure to small and value companies may be achieved by decreasing the allocation of the Fund’s assets to the largest U.S. growth companies relative to their weight in the U.S. Universe, which would result in a greater weight allocation to small capitalization and value companies.  An equity issuer is considered a growth company primarily because it has a low, non-negative book value in relation to its market capitalization.  An equity issuer is considered a value company primarily because it has a high book value in relation to its market capitalization.

The Fund may also use derivatives, such as futures contracts and options on futures contracts for U.S. equity securities and indices, to gain market exposure on its uninvested cash pending investment in securities or to maintain liquidity to pay redemptions.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks does not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments.  As a managed portfolio the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective. A variety of specific factors may influence its investment performance, such as the following:

•	Derivatives risk
•	Investment style risk
•	Managed portfolio risk
•	Market risk
•	Small cap investing risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks.  There may be other risks that are not listed herein that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks).   The Fund may invest in exchange-traded funds (“ETFs”) and similarly structured pooled investments for the purpose of gaining exposure to the U.S. stock market while maintaining liquidity. In addition to money market instruments and other short-term investments, the Fund may invest in affiliated and unaffiliated registered and unregistered money market funds to manage the Fund’s cash pending investment in other securities or to maintain liquidity for the payment of redemptions or other purposes. Investments in money market funds may involve a duplication of certain fees and expenses.   There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective.  Those additional risks are:

•	Convertible securities risk
•	Counterparty and settlement risk
•	Exchange traded funds investing risk
•	Investment in other investment companies risk
•	Leveraging risk
•	Regulation of derivatives risk
•	Temporary defensive positions and large cash positions

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks.

In addition, the performance of the Fund depends on the Sub-Adviser’s abilities to effectively implement the investment strategies of the Fund.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risk and restrictions that may apply to it.

The Sub-Adviser and Portfolio Management.  The Sub-Adviser to the JNL/ DFA U.S. Core Equity Fund is Dimensional Fund Advisors LP (“ DFA ”), 6300 Bee Cave Road, Building One, Austin, Texas 78746 .   DFA has been engaged in the business of providing investment management services since May 1981.  DFA is currently organized as a Delaware limited partnership and is controlled and operated by its general partner,  Dimensional Holdings Inc., a Delaware corporation.  As of January 31, 2012, assets under management for DFA and its affiliated advisors totaled approximately $230 billion.

The Sub-Adviser uses a team approach in managing investment portfolios.  The investment team includes the Investment Committee of the Sub-Adviser, portfolio managers and trading personnel.  In accordance with the team approach, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee.  The portfolio managers and portfolio traders also make daily investment decisions regarding the portfolios managed by the Sub-Adviser including running buy and sell programs based on the parameters established by the Investment Committee.  The following individuals coordinate the efforts of all other portfolio managers and trading personnel with respect to the day-to-day management of the Fund.

Stephen A. Clark is a Senior Portfolio Manager and Vice President of DFA and chairman of the Investment Committee.  Mr. Clark received his MBA from the University of Chicago and his BS from Bradley University. Mr. Clark joined DFA as a Portfolio Manager in 2001 and has been responsible for the portfolio management group since January 2006.  Mr. Clark has been responsible for the Fund since April 2012.

Joseph H. Chi is a Senior Portfolio Manager and Vice President of the Advisor and a member of the Investment Committee. Mr. Chi has an MBA and BS from the University of California, Los Angeles and also a JD from the University of Southern California. Mr. Chi joined DFA as a Portfolio Manager in 2005 and has been responsible for the Fund since April 2012.

Jed S. Fogdall is a Senior Portfolio Manager and Vice President of the Advisor and a member of the Investment Committee. Mr. Fogdall has an MBA from the University of California, Los Angeles and a BS from Purdue University. Mr. Fogdall joined DFA as a Portfolio Manager in 2004 and has been responsible for the Fund since April 2012.

Henry F. Gray is Head of Global Equity Trading and a Vice President of the Adviser and a member of the Investment Committee. Mr. Gray received his MBA from the University of Chicago in 1995 and his AB from Princeton University in 1989. Mr. Gray joined DFA in 1995, was a Portfolio Manager from 1995 to 2005, and has been Head of Global Equity Trading since 2006 and responsible for the Fund since April 2012.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees’ basis for approving the sub-advisory agreement will be available in the Fund’s Annual Report dated December 31, 2011 .